Exhibit 21.1

Enhabit, Inc. Subsidiaries
Name	Jurisdiction
A&B Home Health Solutions, LLC	Delaware
Abba Home Health, L.P.	Texas
Advanced Homecare Management, LLC	Delaware
AHM Action Home Health, LP	Texas
AHM Texas GP, LLC	Delaware
AHM Texas LP, Inc.	Delaware
Apex Hospice LLC	Texas
Best Home Care LP	Texas
Camellia Home Health of Alabama, LLC	Alabama
Camellia Home Health of East Tennessee, LLC	Delaware
Camellia Home Health of the Gulf Coast, LLC	Mississippi
Camellia Hospice of Central Mississippi, LLC	Mississippi
Camellia Hospice of East Louisiana, LLC	Delaware
Camellia Hospice of Louisiana, LLC	Delaware
Camellia Hospice of North Mississippi, LLC	Mississippi
Camellia Hospice of Northeast Alabama LLC	Alabama
Camellia Hospice of Northeast Mississippi, LLC	Mississippi
Camellia Hospice of South Alabama, LLC	Mississippi
Camellia Hospice of Southwest Mississippi, LLC	Mississippi
Camellia Hospice of the Gulf Coast, LLC	Mississippi
Camellia Medical Systems, Inc.	Mississippi
CareServices of the Treasure Coast, LLC	Florida
CareServices of Bethesda, LLC (100% Ownership – EH Health Home Health of South Florida, LLC)	Florida
CareSouth Health System, Inc.	Delaware
CareSouth HHA Holdings of Columbus, LLC	Georgia
CareSouth HHA Holdings of Dothan, LLC	Georgia
CareSouth HHA Holdings of Gainesville, LLC	Georgia
CareSouth HHA Holdings of Greensboro, LLC	Georgia
CareSouth HHA Holdings of Lexington, LLC	Georgia
CareSouth HHA Holdings of North Florida, LLC	Georgia
CareSouth HHA Holdings of Panama City, LLC	Florida
CareSouth HHA Holdings of Richmond, LLC	Delaware
CareSouth HHA Holdings of South Carolina, LLC	Georgia
CareSouth HHA Holdings of Tallahassee, LLC	Florida
CareSouth HHA Holdings of the Bay Area, LLC	Georgia
CareSouth HHA Holdings of Valley, LLC	Georgia
CareSouth HHA Holdings of Virginia, LLC	Georgia
CareSouth HHA Holdings of Washington, LLC	Georgia
CareSouth HHA Holdings of Western Carolina, LLC	Georgia
CareSouth HHA Holdings of Winchester, LLC	Georgia
CareSouth HHA Holdings, LLC	Georgia
CareSouth Hospice, LLC	Georgia
Continental Home Care, LLC	Delaware
CS Health & Wellness, LLC	Georgia

Day-By-Day Staff Relief, LLC	Delaware
DOSIK, INC.	Texas
DRC Health Systems, L.P.	Texas
EH Health Home Health of Alabama, LLC	Delaware
EH Health Home Health of Birmingham, LLC	Delaware
EH Health Home Health of Central Virginia, LLC	Delaware
EH Health Home Health of Florida, LLC	Delaware
EH Health Home Health of Kentucky, LLC	Delaware
EH Health Home Health of Miami, LLC (100% Ownership-EH Health Home Health of South Florida, LLC)	Florida
EH Health Home Health of New England, LLC	Delaware
EH Health Home Health of Ohio, LLC	Delaware
EH Health Home Health of the Northwest, LLC	Delaware
EH Health Home Health of the Southwest, LLC	Delaware
EH Health Hospice of Alabama, LLC	Delaware
EH Health Hospice of Pennsylvania, LLC	Delaware
EH Health Hospice of the Midwest, LLC	Delaware
EH Health Hospice of the Northwest, LLC	Delaware
EH Health Hospice of the Southwest, LLC	Delaware
EH Health Ventures Boise, LLC	Delaware
EH Health Ventures Bozeman, LLC	Delaware
EH Health Ventures Salida, LLC	Delaware
EH Home Health of Austin, LLC	Texas
EH Home Health of Colorado, LLC	Delaware
EH Home Health of DFW, LLC	Texas
EH Home Health of East Texas, LLC	Delaware
EH Home Health of New England, LLC	Delaware
EH Home Health of the Mid Atlantic, LLC	Delaware
EH Home Health of the Midwest, LLC	Delaware
EH Home Health of the Southeast, LLC	Florida
EH Home Health of the West, LLC	Idaho
EH Hospice of Central Florida, LLC	Delaware
EH Hospice of Colorado, LLC	Delaware
EH Hospice of North Texas, LLC	Delaware
EH Hospice of Northern Florida, LLC	Delaware
EH Hospice of Southern Florida, LLC	Delaware
EH Hospice of the Mid Atlantic, LLC	Delaware
EH Hospice of the West, LLC	Idaho
EH of Fort Worth, LP	Texas
EH of West Texas, LP	Texas
EHHH Support Companies, LLC	Delaware
Enhabit Holdings, Inc.	Delaware

EXCELLA ASSOCIATES, L.L.C.	Massachusetts
EXCELLA HEALTHCARE, INC.	Massachusetts
EXCELLA HOME HEALTH AGENCY, LLC	Massachusetts
EXCELLA HOMECARE, INC.	Massachusetts
Guardian Home Care, Inc.	Idaho
Hallmark Homecare, L.P.	Texas
HealthCare Innovations of Oklahoma, L.L.C.	Texas
HEALTHCARE INNOVATIONS OF WESTERN OKLAHOMA, LLC	Texas
HealthCare Innovations-Travertine Health Services, L.L.C.	Texas
Home Health Care of Bogalusa, Inc.	Delaware
Home Health Care Systems, Inc.	Mississippi
Hospice Care of Mississippi, LLC	Mississippi
Idaho Homecare Holdings, Inc.	Idaho
Orion Homecare, LLC	Idaho
Preferred Home Health, L.P.	Texas
Saad Healthcare of St. Clair County LLC	Delaware
Texas Senior Care, L.P.	Texas
TH of San Antonio LLC	Texas
WellCare, Inc.	New Mexico
Wellmark Healthcare Services of El Paso, Inc.	Texas
West Mississippi Home Health Services, Inc.	Mississippi
Joint Ventures
CareSouth HHA Holdings of Middle Georgia, LLC (81% Ownership)	Georgia
CareSouth HHA Holdings of the Treasure Coast, LLC (50% Ownership)	Florida
EH Health Home Health of South Florida, LLC (80% Ownership)	Florida
EH Home Health of Roanoke – (50% Ownership)	Delaware
Encompass Health Home Health of Talladega, LLC (75% Ownership)	Delaware
Encompass Health Hospice of Talladega, LLC (75% Ownership)	Delaware
Heart of the Rockies Home Health, LLC (50% Ownership)	Delaware
Hospice of Southwest Montana, LLC (90% Ownership)	Delaware
Saint Alphonsus Home Health and Hospice, LLC (50% Ownership)	Delaware